UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2022

BRINKER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DE		1-10275		75-1914582
(State or Other Jurisdiction of Incorporation)		(Commission File Number)		(I.R.S. Employer Identification No.)

3000 Olympus Blvd
Dallas	TX			75019
(Address of principal executive offices)				(Zip Code)
		(972)	980-9917
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.10 par value	EAT	NYSE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On May 17, 2022, the Compensation Committee of Brinker International, Inc. (the “Company”) recommended, and on June 30, 2022, the Board of Directors of the Company approved, a cash retention bonus for Steve Provost, Executive Vice President of the Company and President of Maggiano’s, in the amount of $650,000 (the “Retention Bonus”). The Retention Bonus recognizes Mr. Provost for his contributions to the Company and is intended to retain Mr. Provost during the Company’s chief executive officer transition. To earn the Retention Bonus, Mr. Provost must remain satisfactorily employed by the Company through the end of the Company’s fiscal 2023 year. The Retention Bonus will be paid in the first week of July 2023 after the completion of the Company’s fiscal 2023 year.

On June 30, 2022, the Board approved a form of Retention Bonus award letter (the “Retention Bonus Award Letter”). Under the Retention Bonus Award Letter, the Company is obligated to pay the Retention Bonus within 30 days of a “Change in Control” or in the event that the Company terminates Mr. Provost’s employment without “Cause” (each as defined in the Retention Bonus Award Letter).

The above summary of the Retention Bonus is qualified in its entirety by reference to the complete terms and conditions as set forth in the Retention Bonus Award Letter, the form of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

Section 9 - Financial Statements and Exhibits.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1 Form of Retention Bonus Award Letter
104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC., a Delaware corporation

Dated: July 1, 2022	By:	/s/ KEVIN HOCHMAN
Kevin Hochman
President and Chief Executive Officer
and President of Chili’s Grill & Bar
(Principal Executive Officer)